Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 30% Portfolio
March 31, 2026
VFM30-NPRT1-0526
1.9907351.102
Bond Funds - 47.8%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	20,383	182,631
Fidelity High Income Fund (b)	45,321	363,023
Fidelity Inflation-Protected Bond Index Fund (b)	73,793	675,206
Fidelity Long-Term Treasury Bond Index Fund (b)	2,050	18,859
Fidelity Total Bond Fund (b)	826,549	7,918,335
VIP Investment Grade Bond II Portfolio - Investor Class (b)	835,678	7,913,874
TOTAL BOND FUNDS (Cost $16,995,356)		17,071,928

Domestic Equity Funds - 20.2%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	3,484	174,617
Fidelity Commodity Strategy Fund (b)	3,363	395,902
Fidelity Contrafund (b)	8,112	186,259
Fidelity Fundamental Small-Mid Cap ETF (b)	5,789	184,959
Fidelity Hedged Equity Fund (b)	30,426	435,087
Fidelity Real Estate Investment Portfolio (b)	2,006	78,379
Fidelity Stock Selector Small Cap Fund (b)	10,358	456,670
VIP Stock Selector Portfolio - Investor Class (b)	360,060	5,026,442
VIP Value Strategies Portfolio - Investor Class (b)	15,386	257,412
TOTAL DOMESTIC EQUITY FUNDS (Cost $6,240,148)		7,195,727

International Equity Funds - 13.3%
	Shares	Value ($)
Fidelity Canada Fund (b)	2,376	190,567
Fidelity Emerging Markets Fund (b)	26,409	1,329,414
Fidelity Enhanced International ETF (b)	19,003	706,912
Fidelity Infrastructure Fund (b)	1,345	23,731
Fidelity International Capital Appreciation Fund (b)	12,497	424,768
Fidelity International Discovery Fund (b)	6,350	355,333
Fidelity International Small Cap Opportunities Fund (b)	7,432	158,456
Fidelity Japan Smaller Companies Fund (b)	5,299	93,892
Fidelity Overseas Fund (b)	14,117	988,928
Fidelity Total International Equity Fund (b)	31,431	473,346
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $4,338,189)		4,745,347

U.S. Treasury Obligations - 0.0%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 4/16/2026 (d) (Cost $19,970)	3.60	20,000	19,970

Money Market Funds - 18.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	3.69	1,923,182	1,923,566
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	3.57	4,748,486	4,748,486
TOTAL MONEY MARKET FUNDS (Cost $6,672,057)			6,672,052

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $34,265,720)	35,705,024
NET OTHER ASSETS (LIABILITIES) - 0.0%	2,718
NET ASSETS - 100.0%	35,707,742

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Interest Rate Contracts
CBOT 10Y US Treasury Notes Contracts (United States)	4	6/2026	444,000	(7,601)
CBOT US Treasury Ultra Bond Contracts (United States)	2	6/2026	232,625	777

TOTAL FUTURES CONTRACTS				(6,824)
The notional amount of long futures as a percentage of Net Assets is 1.9%.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,970.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,385,718	549,676	11,828	14,174	(1)	1	1,923,566	1,923,182	0.0%
Total	1,385,718	549,676	11,828	14,174	(1)	1	1,923,566

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	169,291	23,848	2,974	-	13	(15,561)	174,617	3,484
Fidelity Canada Fund	179,225	48,687	41,952	-	336	4,271	190,567	2,376
Fidelity Commodity Strategy Fund	219,463	136,879	5,143	-	85	44,618	395,902	3,363
Fidelity Contrafund	156,063	46,641	5,952	275	(59)	(10,434)	186,259	8,112
Fidelity Emerging Markets Fund	1,096,815	350,282	111,214	-	(5,854)	(615)	1,329,414	26,409
Fidelity Enhanced International ETF	540,506	222,632	51,888	5,487	(4,991)	653	706,912	19,003
Fidelity Enhanced Large Cap Core ETF	36,796	-	36,352	-	(218)	(226)	-	-
Fidelity Floating Rate High Income Fund	205,083	48,293	68,093	2,911	(1,292)	(1,360)	182,631	20,383
Fidelity Fundamental Small-Mid Cap ETF	155,752	27,251	2,937	232	219	4,674	184,959	5,789
Fidelity Hedged Equity Fund	353,996	105,775	6,867	-	(108)	(17,709)	435,087	30,426
Fidelity High Income Fund	422,261	95,996	151,404	5,233	4,071	(7,901)	363,023	45,321
Fidelity Inflation-Protected Bond Index Fund	524,152	160,777	10,438	-	(72)	787	675,206	73,793
Fidelity Infrastructure Fund	22,561	-	-	-	-	1,170	23,731	1,345
Fidelity International Capital Appreciation Fund	334,174	130,444	13,837	-	(704)	(25,309)	424,768	12,497
Fidelity International Discovery Fund	259,688	116,770	7,630	-	(254)	(13,241)	355,333	6,350
Fidelity International Small Cap Opportunities Fund	133,692	40,045	10,598	-	(323)	(4,360)	158,456	7,432
Fidelity Investments Money Market Government Portfolio - Institutional Class	3,184,623	1,681,094	117,231	34,056	-	-	4,748,486	4,748,486
Fidelity Japan Smaller Companies Fund	71,171	21,155	1,373	-	(60)	2,999	93,892	5,299
Fidelity Long-Term Treasury Bond Index Fund	14,716	4,394	-	161	-	(251)	18,859	2,050
Fidelity Overseas Fund	1,040,946	387,248	414,959	-	16,708	(41,015)	988,928	14,117
Fidelity Real Estate Investment Portfolio	61,082	16,924	1,099	-	-	1,472	78,379	2,006
Fidelity Stock Selector Small Cap Fund	363,271	108,221	26,346	-	(1,168)	12,692	456,670	10,358
Fidelity Total Bond Fund	6,160,631	2,010,442	169,568	70,016	(1,384)	(81,786)	7,918,335	826,549
Fidelity Total International Equity Fund	343,523	158,410	24,056	-	(1,556)	(2,975)	473,346	31,431
VIP Investment Grade Bond II Portfolio - Investor Class	6,159,755	1,929,783	157,534	2,036	(2,701)	(15,429)	7,913,874	835,678
VIP Stock Selector Portfolio - Investor Class	4,156,575	1,286,281	257,074	-	(3,214)	(156,126)	5,026,442	360,060
VIP Value Strategies Portfolio - Investor Class	195,577	61,818	9,909	-	3	9,923	257,412	15,386
	26,561,388	9,220,090	1,706,428	120,407	(2,523)	(311,039)	33,761,488

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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